Execution Copy                                                           10.16.2
================================================================================


                       West Marine Finance Company, Inc.

                               West Marine, Inc.

                      ___________________________________


                                First Amendment
                                      to
                           Note Purchase Agreements
                         Dated as of December 22, 1997


                                      and


                               Second Amendment
                                      to
                              Guaranty Agreement
                         Dated as of December 22, 1997



                         Dated as of February 15, 1999

                      ___________________________________


                Re:  $40,000,000 6.85% Senior Guaranteed Notes
          Due December 23, 2004 of West Marine Finance Company, Inc.

================================================================================

                                   AMENDMENT

     This First Amendment dated as of February 15, 1999 to the Note Purchase Agreements, each dated as of December 22, 1997 and Second Amendment dated as of February 15, 1999 to the Guaranty Agreement dated as of December 22, 1997 (the or this "Amendment") is among West Marine Finance Company, Inc., a California corporation (the "Company"), West Marine, Inc., a Delaware corporation (the "Parent Guarantor"; the Parent Guarantor and the Company are hereafter collectively referred to as the "Companies"), and each of the institutions which is a signatory to this Amendment (collectively, the "Noteholders").

                                   RECITALS:

      A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of December 22, 1997 (collectively, the "Note Purchase Agreements"). The Company has heretofore issued the $40,000,000 6.85% Senior Guaranteed Notes Due December 23, 2004 (the "Notes") pursuant to the Note Purchase Agreements.

      B. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under the Note Purchase Agreements has been guaranteed by the Parent Guarantor pursuant to the Guaranty Agreement dated as of December 22, 1997, as amended by the First Amendment to Guaranty Agreement dated as of December 29, 1998 (as amended, the "Guaranty Agreement"), from the Parent Guarantor to the Noteholders.

      C. The Companies and the Noteholders now desire to amend the Note Purchase Agreements, the Notes and the Guaranty Agreement in the respects, but only in the respects, hereinafter set forth.

      D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

      E. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in (S)3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Companies and the Noteholders do hereby agree as follows:

Section 1.  Amendments.

     Section 1.1. The Note Purchase Agreements shall be and are hereby amended as follows:

            (a) From and after the Effective Date through and including the date of payment in full of the Notes, interest on the outstanding principal balance of the Notes shall accrue at the Applicable Rate and, on any overdue payment of interest, principal or premium, at 2% over the then Applicable Rate.

            (b) Schedule B to the Note Purchase Agreements shall be and is hereby amended by adding in alphabetical order the following definition:

            ""Applicable Rate" shall mean (a) interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate of 7.60% per annum for each day on which the Parent Guarantor or the Parent Guarantor's senior long term unsecured debt either (i) is not rated
            (A) "BBB-" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or (B) "Baa3" or better by Moody's Investors Service, Inc. or (ii) is not rated by either of such rating agencies and (b) interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate of 6.85% per annum for each day other than a day described in section (a) of this definition."


     Section 1.2. Exhibit 1 to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as Exhibit 1 attached hereto.

     Section 1.3. Section 5.2 of the Guaranty Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  "Section 5.2. Fixed Charges Coverage Ratio. The Parent Guarantor will as of the end of each fiscal quarter set forth below keep and maintain the ratio of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges for each period of four consecutive fiscal quarters at not less than the ratio indicated below:


                    Fiscal Quarter                              Minimum Ratio Level
                  Fourth Quarter 1998                              1.00 to 1.0
                  First Quarter 1999                               1.00 to 1.0
                  Second Quarter 1999                              1.08 to 1.0
                  Third Quarter 1999                               1.08 to 1.0
                  Fourth Quarter 1999                              1.33 to 1.0
           First Quarter 2000 and thereafter                       1.50 to 1.0"

Section 2.  Representations and Warranties of the Companies.

     Section 2.1. To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:

            (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (b) the Note Purchase Agreements and the Notes, as amended by this Amendment, constitute the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (c) the execution, delivery and performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this (S)2.1(C);

            (d) as of the Effective Date (as hereinafter defined) and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

            (e) all the representations and warranties contained in Section 5 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

     Section 2.2. To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Parent Guarantor represents and warrants to the Noteholders that:

            (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Parent Guarantor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (b) the Guaranty Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Parent Guarantor enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (c) the execution, delivery and performance by the Parent Guarantor of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this
     (S)2.2(C);

            (d) as of the Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

            (e) all the representations and warranties contained in Section 2 of the Guaranty Agreement are true and correct in all material respects with the same force and effect as if made by the Parent Guarantor on and as of the date hereof.

Section 3.  Conditions to Effectiveness of This Amendment.

     Section 3.1.  This Amendment shall become effective on February 24,
1999 (the "Effective Date"). On or prior to the Effective Date, the following conditions shall have been satisfied:

            (a) executed counterparts of this Amendment, duly executed by the Company, the Parent Guarantor and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

            (b) the representations and warranties of the Companies set forth in (S)2 hereof are true and correct on and with respect to the Effective Date;

            (c) the Company shall have entered into the Third Amendment to the Bank Credit Agreement; and

            (d) each Noteholder shall have received payment of a fee in consideration for the execution and delivery of this Amendment from the Companies in an amount equal to

     0.10% of the principal amount of the Notes outstanding on and as of the Effective Date held by such Noteholder, such payment to constitute a fee only, and not a prepayment of any portion of the outstanding principal amount of the Notes.

     Section 3.2. On or prior to March 11, 1999, the following conditions shall have been satisfied:

            (a) the Noteholders shall have received (i) a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Amendment, certified by its Secretary or an Assistant Secretary and (ii) a copy of the resolutions of the Board of Directors of the Parent Guarantor authorizing the execution, delivery and performance by the Parent Guarantor of this Amendment, certified by its Secretary or an Assistant Secretary; and

            (b) the Noteholders shall have received the favorable opinion of counsel to the Companies substantially in the form delivered on the Closing Date under the Note Purchase Agreement, but with respect to the matters contemplated by this Amendment;

     Section 3.3. The failure of the Companies to satisfy either of the conditions specified in (S)3.2 hereof shall constitute an Event of Default under the Note Purchase Agreements.

Section 4.  Payment of Noteholders' Counsel Fees and Expenses.

     The Companies agree to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

Section 5.  Exchange of Notes.

     No later than thirty (30) days after the Effective Date, each Noteholder shall surrender the Notes then held by it or its nominee to the Company and shall receive in exchange therefor a new Note in the form of Exhibit 1, it being understood and agreed that whether or not such exchange is fully completed, this Amendment shall remain in full force and effect on and as of the Effective Date.

Section 6.  Miscellaneous.

     Section 6.1. This Amendment shall be construed in connection with and as part of the Note Purchase Agreements, the Notes and the Guaranty Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements, the Notes and the Guaranty Agreement are hereby ratified and shall be and remain in full force and effect.

     Section 6.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase

Agreements and the Guaranty Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

     Section 6.3. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 6.4. This Amendment shall be governed by and construed in accordance with California law.

     Section 6.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.


                                 West Marine, Inc.



                                 By
                                   Its______________________________


                                 West Marine Finance Company, Inc.


                                 By
                                   Its______________________________

The foregoing is hereby agreed
to as of the date thereof.

                                 Connecticut General Life Insurance Company

                                 By:  CIGNA Investments, Inc.


                                 By
                                   Its

                                 Connecticut General Life Insurance Company, on
                                   behalf of one or more separate accounts


                                 By:  CIGNA Investments, Inc.


                                 By
                                   Its

                                 RGA Reinsurance Company


                                 By:  Conning Asset Management Company


                                 By
                                   Its

                                 COVA Financial Life Insurance Company


                                 By:  Conning Asset Management Company



                                 By
                                   Its

                                 The Travelers Insurance Company


                                 By
                                   Its

                                 Hartford Life and Accident Insurance Company


                                 By:  Hartford Investment Services, Inc., Its
                                      agent and attorney-in-fact


                                 By
                                   Its

     The undersigned hereby acknowledge and agree to the foregoing Amendment.

                                 West Marine Finance Company, Inc.

                                 By
                                   Its

                                 Central Marine Supply (Florida), Inc.
                                 Central Marine Supply, Inc.
                                 E & B Marine IHC I, Inc.
                                 E & B Marine IHC II, Inc.
                                 E & B Marine LBC, Inc.
                                 E & B Marine Supply (Florida), Inc.
                                 E & B Marine Supply, Inc., a Maryland
                                   corporation
                                 E & B Marine Supply, Inc., a New Jersey
                                   corporation
                                 E & B Marine, Inc.
                                 Goldbergs' Marine Distributors, Inc.
                                 James Bliss & Company, Inc.
                                 Krista Corporation
                                 Sea Ranger Marine, Inc.
                                 W. Marine Management Company, Inc.
                                 West Marine FSC, Inc.
                                 West Marine IHC I, Inc.
                                 West Marine IHC II, Inc.
                                 West Marine LBC, Inc.

                                 By
                                   Its

                                 [FORM OF NOTE]

                       West Marine Finance Company, Inc.

                 Senior Guaranteed Note due December 23, 2004

No. _________                                               Date

$____________                                               PPN 95423* AA7

     For Value Received, the undersigned, West Marine Finance Co, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of California, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars on December 23, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof (i) at the rate of 6.85% per annum from and including December 23, 1997, payable semiannually, on the twenty-third day of June and December in each year, commencing with the June 23 or December 23 next succeeding the date hereof, to and including February 23, 1999 and (ii) at the Applicable Rate (as hereinafter defined) from and including February 24, 1999 to and including the date on which the principal hereof shall become due and payable, payable semi-annually on the twenty-third day of June and December in each year, commencing on June 23, 1999, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 2% over the then Applicable Rate.

     Schedule B to the Note Purchase Agreements shall be and is hereby amended by adding in alphabetical order the following definition:

          ""Applicable Rate" shall mean (a) interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate of 7.60% per annum for each day on which the Parent Guarantor or the Parent Guarantor's senior long term unsecured debt either (i) is not rated (A) "BBB-" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or (B) "Baa3" or better by Moody's Investors Service, Inc. or
          (ii) is not rated by either of such rating agencies and (b) interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate of 6.85% per annum for each day other than a day described in section (a) of this definition."

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Watsonville, California

                                   Exhibit 1
or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Guaranteed Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of December 22, 1997, as amended by the First Amendment dated as of February 15, 1999 (as amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 10 of the Parent Guaranty (hereinafter referred to) and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of the Parent Guaranty and the Subsidiary Guaranty (as each such term is defined in the Note Purchase Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes, the Company and the Parent Guarantor (as defined in the Note Purchase Agreements) in respect thereof.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF CALIFORNIA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE WHICH WOULD REQUIRE APPLICATION OF THE LAWS OF THE JURISDICTION OTHER THAN SUCH STATE.

                                 West Marine Finance Company, Inc.



                                 By
                                    [Title]

                                      -3-